Articles of Organization
                            Limited-Liability Company
                              (Pursuant to NRS 86)
                                 STATE OF NEVADA
                               Secretary of State


(For Office Use Only)
--------------------------------------------------------------------------------
    IMPORTANT: Read Instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   Name of Limited Liability Company: The Plum Mining Co., LLC
                                      ------------------------------------------

2.   Dissolution Date (latest date upon which the company is to be dissolved):
                                                                       50 years
                                                                       ---------
3. Resident Agent: (designated resident agent and the STREET ADDRESS in Nevada where process may be served:

     Name of Resident Address:  W. Hughes Brockbank
                                ------------------------------------------------
     Street Address:  1721 E.       5th Street      Carson City, NV      89701
                     -----------------------------------------------------------
                     Street No.     Street Name         City              Zip
     Mailing Address (if different):  Same
4. Right of remaining members of the company to continue the business on the death, retirement, resignation, expulsion, bankruptcy or dissolution of a member or occurrence of any other event which terminates the continued membership of a member in the company:
     X      Yes           No
     -------      -------
5. Management: the Company shall be managed by X manager(s) OR members Names and addresses of manager(s) or members: (attach additional pages if necessary)
     1.   W. Hughes Brockbank 1721 E. 5th Street Carson City, NV 89701
          ----------------------------------------------------------------------
     2.
          ----------------------------------------------------------------------
     If managed by members, members may contract debts on behalf of the company
     X      Yes           No
     -------      -------
6. Other Matters: This form includes the minimal statutory requirements to organize under NRS 86. Please attach any other information deemed appropriate. Number of pages attached:
                                            --------------
7. Signature of organizer(s) The name(s) and address(s) of the organizer(s) executing the articles:
(Signatures must be notarized)                 (Attach additional pages of there
                                                are more than two organizers)

W. Hughes Brockbank
-----------------------------------------  -------------------------------------
Name (print)                               Name (print)

1721 E. 5th Street Carson City, NV  89701
-----------------------------------------  -------------------------------------
Adddress                                   Address

/s/  W. Hughes Brockbank          11/1/96
-----------------------------------------  -------------------------------------
Signature                           Date   Signature                        Date


This instrument was acknoledged before    This instrument was acknoledged before
me on                                     me on

November 1st, 1996  By                                               , 19  , by
-----------------------------------------  -------------------------------------

/s/ M. Edsall
-----------------------------------------  -------------------------------------
          Name of Person                              Name of Person

as organizer                               as organizer
of  THE PLUM MINIG CO., LLC                of
-----------------------------------------  -------------------------------------
(name of party on behalf of whom           (name of party on behalf of whom
 instrument was executed)                   instrument was executed)

/s/  M. Edsall
-----------------------------------------  -------------------------------------
      Notary Public Signature                   Notary Public Signature

   (affix notary stamp or seal)                (affix notary stamp or seal)

8. Certificate of accepatance of approintment of resident agent: I, W. Hughes Brockbank hereby accept appointment as resident agent for the above named limited-liability company.


/s/  W. Hughes Brockbank                          November 1st, 1996
-----------------------------------------  -------------------------------------
Signature of resident agent                           Date